Cash and Cash Equivalents:	3 Months Ended
Mar. 31, 2018
Cash and Cash Equivalents: [Abstract]
Cash and Cash Equivalents:

Note 4.      Cash and Cash Equivalents:

	March 31,	December 31,
	2018	2017
Bank deposits	$52,681,792	$39,649,888
Cash held in trust	58,880,292	88,500,000
Money market funds	21,043,918	9,522,830
Total	$132,606,002	$137,672,718

Payments made by Venezuela associated with the Settlement Agreement were initially deposited into a trust account for the benefit of the Company at Banco de Desarrollo Económico y Social de Venezuela ("Bandes Bank") (the "Trust Account"), a Venezuelan state-owned development bank. Under the trust agreement, the Company has the right to direct transfer of the funds to its bank account outside of Venezuela. Deposits held in the Trust Account as of the balance sheet date are recorded as cash and cash equivalents. Deposits made to the Trust Account subsequent to the balance sheet date but prior to the date of issuance of the consolidated financial statements are recorded as a receivable arising from the sale of the Mining Data to Venezuela as of the balance sheet date.

In August 2017, the U.S. government imposed financial sanctions targeting the Venezuelan government by issuing an executive order that prohibits U.S. persons from dealing in financing of greater than 30 days for the Venezuelan government, including any entity owned or controlled by the Venezuelan government (with respect to the state oil company and its subsidiaries, these restrictions prohibit financings of greater than 90 days).  In addition, U.S. persons are prohibited from dealing in, among other things, bonds or equity issued by the Venezuelan government after the U.S. financial sanctions were imposed on August 25, 2017.  These U.S. financial sanctions built on sanctions imposed by the U.S. government starting in March 2015 that prohibit various Venezuelan officials from traveling to the U.S., freeze any assets they may have in the U.S. and generally prohibit U.S. persons from doing business with them and any entity they own 50% or more. Subsequent to the U.S. actions, Canada imposed its own sanctions. Recently the U.S. government added several additional individuals to the sanctions list and prohibited U.S. persons from dealing in cryptocurrencies issued by the Venezuelan government. The U.S. and Canadian governments have been reported to be considering further sanctions (collectively, the “Sanctions”). The Sanctions, in addition to the political, economic and financial condition of Venezuela, have complicated the monthly transfer of funds from Venezuela to our North American bank account.

As of May 22, 2018, the Trustee had transferred a total of approximately $142.1 million to our bank account with approximately $45.4 million remaining in the Trust Account. The monthly payments pursuant to the Settlement Agreement from December 2017 and January through May 2018 totaling approximately $177 million remain unpaid. (See Note 3, Arbitral Award Settlement and Associated Mining Data Sale).